SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 1, 2005 (June 1, 2005)

WESCO International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14989	25-1723345

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 West Station Square Drive, Suite 700 Pittsburgh, Pennsylvania	15219

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (412) 454-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     Effective June 1, 2005, the Board of Directors of WESCO International, Inc., on the recommendation of the Compensation Committee and in recognition of the increased responsibilities and performance of both individuals, increased the annual base salary of Stephen A. Van Oss, Senior Vice President and Chief Financial and Administrative Officer, from $350,000 to $450,000 and increased the annual base salary of William M. Goodwin, Vice President, Operations, from $243,000 to $275,000.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2005	WESCO INTERNATIONAL, INC.
By: /s/ Stephen A. Van Oss Stephen A. Van Oss Senior Vice President and Chief Financial and Administrative Officer